     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 24, 1998

                                                       REGISTRATION NO. 33-62240
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 -------------
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.                        / /

                         Post-Effective Amendment No. 6                      /X/

                                      and
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/
                                 Amendment No.                               / /
                        (CHECK APPROPRIATE BOX OR BOXES)
                               ------------------
                     VALUE LINE ASSET ALLOCATION FUND, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              220 East 42nd Street
                      New York, New York       10017-5891
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

       Registrant's Telephone Number, Including Area Code: (212) 907-1500
                                 --------------
                               David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                 --------------
                                    Copy to:

                           Peter D. Lowenstein, Esq.
                         Two Greenwich Plaza, Suite 100
                               Greenwich CT 06830

                                 --------------

 It is proposed that this filing will become effective (check appropriate box)



                    / / immediately upon filing pursuant to paragraph (b)


                    / / 60 days after filing pursuant to paragraph (a)(1)


                    / / 75 days after filing pursuant to paragraph (a)(2)


                    /X/ On August 1, 1998 pursuant to paragraph (b)


                    / / On (date) pursuant to paragraph (a)(1)


                    / / On (date) pursuant to paragraph (a)(2) of rule 485



           If appropriate, check the following box:



                    / / This post-effective amendment designates a new
                        effective date for a previously filed
                        post-effective amendment.

                                 --------------


      Title of Securities Being Registered: Common Stock, $.001 par value


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     VALUE LINE ASSET ALLOCATION FUND, INC.
                                   FORM N-1A
                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                                                         LOCATION
----------------                                                   -----------------------------------------------
PART A (PROSPECTUS)
    Item  1.      Cover Page.....................................  Cover Page
    Item  2.      Synopsis.......................................  Summary of Fund Expenses
    Item  3.      Condensed Financial Information................  Summary of Fund Expenses; Financial Highlights
    Item  4.      General Description of Registrant..............  Cover Page; Investment Objective and Policies;
                                                                     Investment Restrictions; Additional
                                                                     Information
    Item  5.      Management of the Fund.........................  Summary of Fund Expenses; Management of the
                                                                     Fund; Additional Information
    Item  6.      Capital Stock and Other Securities.............  Dividends, Distributions and Taxes; Additional
                                                                     Information
    Item  7.      Purchase of Securities Being Offered...........  How to Buy Shares; Calculation of Net Asset
                                                                     Value; Investor Services
    Item  8.      Redemption or Repurchase.......................  How to Redeem Shares
    Item  9.      Pending Legal Proceedings......................  Not Applicable

PART B (STATEMENT OF ADDITIONAL INFORMATION)
    Item 10.      Cover Page.....................................  Cover Page
    Item 11.      Table of Contents..............................  Table of Contents
    Item 12.      General Information and History................  Additional Information (Part A)
    Item 13.      Investment Objective and Policies..............  Investment Objective and Policies; Investment
                                                                     Restrictions
    Item 14.      Management of the Fund.........................  Directors and Officers
    Item 15.      Control Persons and Principal Holders of
                    Securities...................................  Management of the Fund (Part A); Directors and
                                                                     Officers
    Item 16.      Investment Advisory and Other
                    Services.....................................  Management of the Fund (Part A); The Adviser
    Item 17.      Brokerage Allocation...........................  Management of the Fund (Part A); Brokerage
                                                                     Arrangements
    Item 18.      Capital Stock and Other Securities.............  Additional Information (Part A)
    Item 19.      Purchase, Redemption and Pricing of Securities
                    Being Offered................................  How to Buy Shares; How to Redeem Shares;
                                                                     Calculation of Net Asset Value (Part A)
    Item 20.      Tax Status.....................................  Taxes
    Item 21.      Underwriters...................................  Not Applicable
    Item 22.      Calculation of Performance Data................  Performance Information (Part A); Performance
                                                                     Data
    Item 23.      Financial Statements...........................  Financial Statements

PART C
    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

VALUE LINE
ASSET ALLOCATION                                                   PROSPECTUS
FUND, INC.                                                       August 1, 1998

220 East 42nd Street, New York, New York 10017-5891
1-800-223-0818 or 1-800-243-2729
www.valueline.com


              Value Line Asset Allocation Fund, Inc. (the "Fund") is a no-load investment company which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

              Shares of the Fund are offered at net asset value.
              There are no sales charges or redemption fees.


    This Prospectus sets forth concise information about the Fund that a prospective investor ought to know before investing. This Prospectus should be retained for future reference. Additional information about the Fund is contained in a Statement of Additional Information, dated August 1, 1998, which may be obtained at no charge by writing or telephoning the Fund at the address or telephone numbers listed above. The Statement, which is incorporated into this Prospectus by reference, has been filed with the Securities and Exchange Commission and is available along with other related materials on the Commission's Internet Web site at http://www.sec.gov.


                                  DISTRIBUTOR
                          Value Line Securities, Inc.
                              220 East 42nd Street
                            New York, NY 10017-5891

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
  Sales Load on Purchases...................................   None
  Sales Load on Reinvested Dividends........................   None
  Deferred Sales Load.......................................   None
  Redemption Fees...........................................   None
  Exchange Fee..............................................   None
ANNUAL FUND OPERATING EXPENSES(1)
 (as a percentage of average net assets)
  Management Fees...........................................   .65%
  12b-1 Fees(2).............................................   .25%
  Other Expenses............................................   .25%
  Total Fund Operating Expenses.............................  1.15%



EXAMPLE                                                        1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                              ---------   ---------   ---------   ---------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the
  end of each time period:..................................  $     12    $     37    $     63    $    140


------------------------

(1) The foregoing is based upon the expenses for the year ended March 31, 1998, and is designed to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. This example should not be considered a representation of past or future expenses. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THESE SHOWN.

(2) Because 12b-1 fees continue for the life of the investment, over time a long term investor may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
  (SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH
  PERIOD)


    The following information on selected per share data and ratios for the four years in the period ended March 31, 1998 and for the period ended March 31, 1994, and the related financial statements, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto which also appear in the Fund's Annual Report to Shareholders available from the Fund without charge.



                                                                                        AUGUST 24, 1993
                                                                                         (COMMENCEMENT
                                                       YEARS ENDED MARCH 31,             OF OPERATIONS)
                                                -----------------------------------            TO
                                                1998      1997     1996      1995        MARCH 31, 1994
                                                -----     ----     ----     -------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........  $13.64    $14.13   $11.58   $ 10.37     $     10.00
                                                -----     ----     ----     -------        --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.....................    .22      .30      .10         .08             .06(1)
    Net gains or losses on securities (both
      realized and unrealized)................   4.54     2.15     3.86        1.30             .35
                                                -----     ----     ----     -------        --------
      Total from investment operations........   4.76     2.45     3.96        1.38             .41
                                                -----     ----     ----     -------        --------
  LESS DISTRIBUTIONS:
    Dividends from net investment income......   (.26)    (.25)    (.12)       (.06)           (.04)
    Distributions from realized capital
      gains...................................  (1.82)    (2.69)   (1.29)      (.11)             --
                                                -----     ----     ----     -------        --------
      Total distributions.....................  (2.08)    (2.94)   (1.41)      (.17)           (.04)
                                                -----     ----     ----     -------        --------
NET ASSET VALUE, END OF PERIOD................  $16.32    $13.64   $14.13   $ 11.58     $     10.37
                                                -----     ----     ----     -------        --------
                                                -----     ----     ----     -------        --------
TOTAL RETURN..................................  37.36%    17.49%   35.13%     13.47%           4.15%+
                                                -----     ----     ----     -------         -------
                                                -----     ----     ----     -------         -------
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (in thousands).......  $123,488  $74,981  $55,803  $26,172     $    18,989
Ratio of operating expenses to average net
 assets.......................................   1.15%(2) 1.23%(2) 1.38%(2)    1.76%           0.47%*(1)
Ratio of net investment income to average net
 assets.......................................   1.46%    1.95%     .99%        .85%           1.10%*(1)
Portfolio turnover rate.......................    139%     192%     244%        211%            108%+


------------------------------
(1) Net of expense reimbursement and fees waived by the Adviser. Had these expenses been fully paid by the Fund, net investment loss per share would have been $(.02), the ratio of operating expenses to average net assets would have been 2.24%*, and ratio of net investment loss to average net assets would have been (0.67%)*.

(2) Before offset of custody credits.

+  Not annualized.
*  Annualized.

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. Achieving this objective largely depends on the Adviser's abilities to assess the effect of economic and market trends on different sectors of the financial markets. There can be no assurance that the Fund's objective will be achieved or that its shareholders will be protected from the risk of loss inherent in the ownership of securities. The Fund's investment objective cannot be changed without shareholder approval.

BASIC INVESTMENT STRATEGY

    Under normal conditions, the Fund will attempt to achieve its objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) equity securities, (b) debt securities with maturities of more than one year, and (c) money market instruments (debt securities with maturities of less than one year). Allocation of the Fund's assets among these types of securities will be determined by the Adviser and will be based primarily on data derived from computer models for the stock and bond markets which the Adviser has developed and other factors which the Adviser deems appropriate.

    There are no limits on the percentage of the Fund's assets that can be invested in equity, debt or money market securities. Thus, at any given time, the Fund may invest entirely in equity, debt or money market securities or any combination thereof.

    When the stock market model indicates a preference for equity securities, the percentage of the Fund's total assets invested in equity securities will be increased. Similarly, if the expected total return from equity securities is poor, then a greater percentage of the Fund's assets will be invested in debt or money market securities as indicated by the Adviser's bond market model. The central tendency is for 55% of the Fund's net assets to be invested in equity securities, 35% in debt securities and 10% in money market instruments (including cash). The Fund is typically weighted towards equity securities over debt and money market securities. The Fund may also write covered call options on its portfolio securities, invest in repurchase agreements and in financial futures contracts and related options. See "OTHER INVESTMENT STRATEGIES," below.


    INVESTMENT IN EQUITY SECURITIES. In the selection of individual equity securities for purchase or sale, the Adviser relies on the Value Line Timeliness-TM- Ranking System or the Value Line Performance-TM- Ranking System. The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the latest reported earnings deviated from estimated earnings, among other factors. The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks. On a scale of 1 (highest) to 5 (lowest), the rankings compare the Adviser's estimate of the probable market performance of each stock during the coming twelve months relative to all 1,700 stocks under review. The rankings are updated weekly to reflect the most recent information. The Value Line Performance Ranking System for common stocks was introduced in 1995. It is a variation of the Value Line Small-Capitalization Ranking System, which has been employed in managing pension client assets since 1981 and in managing the Value Line Small-Cap Growth Fund, Inc. since 1993. The Performance Ranking System evaluates the approximately 1,800 stocks in the Expanded Edition of The Value Line Investment Survey. This stock selection system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not rely on earnings estimates. The Performance Ranks use a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each Expanded Edition stock during the coming twelve months relative to all 1,800 stocks under review in the Expanded Edition.


    Neither the Value Line Timeliness Ranking System nor the Value Line Performance Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining whether the market is undervaluing or overvaluing a particular security. The utilization of these rankings is no assurance that the Fund will perform more favorably than the market in general over any particular period.

    INVESTMENT IN DEBT SECURITIES. The Fund may invest in a broad variety of debt securities, including debt securities issued by U.S. companies rated within one of the four highest grades assigned by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, judged by the Adviser to be of comparable quality, and debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). Certain of these securities have speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher rated securities.

    U.S. Government Securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) or securities issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Agencies and instrumentalities which issue or guarantee securities include: the Federal Farm Credit System and the Federal Home Loan Banks, the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the United States Postal Service, the Government National Mortgage Association, Farmers Home Administration, and the Export-Import Bank.

    INVESTMENT IN MONEY MARKET SECURITIES. The Fund may invest in short-term instruments (maturing in one year or less), including the following:

    (1) U.S. Government obligations such as U.S. Treasury bills, notes or bonds, and obligations of agencies or instrumentalities of the Federal Government such as the Federal Home Loan Banks, the Federal Land Banks, or the Federal National Mortgage Association.

    (2) Obligations (including certificates of deposit and bankers acceptances) of: (a) banks or savings and loan associations subject to regulation by the U.S. Government (including foreign branches of such banks), generally limited to institutions with a net worth of at least $100,000,000 and to banks where the bank or its holding company carries a Value Line financial strength rating of at least "A" (the third highest of nine rating groups) or (b) U.S. branches of foreign banks, limited to institutions having total assets of not less than $1 billion or its equivalent.

    (3) Instruments fully secured or collateralized by the type of obligation described in the preceding paragraphs.

    (4) Commercial paper issued by corporations maturing within one year from day of purchase and rated Prime-2 or better by Moody's or A-2 or better by S&P, or issued by corporations having unsecured debt outstanding which is rated at least Aa by Moody's or AA by S&P.

    (5) Other debt instruments issued by corporations maturing within one year from the day of purchase and rated at least Aa by Moody's or AA by S&P.

    Investments in obligations of a foreign branch of a U.S. bank and in U.S. branches of a foreign bank may subject the Fund to additional investment risks. These risks may include international and political developments, foreign government restrictions, foreign withholding taxes or possible seizure or nationalization of foreign deposits. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping.

    The Adviser uses its best judgment in selecting money market investments, taking into consideration rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of their issuers in arriving at investment decisions.

    PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur larger brokerage commissions and other expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is set forth under "Financial Highlights", see page 3.

OTHER INVESTMENT STRATEGIES

    REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities including interest will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund will not enter into repurchase agreements which will not mature within seven days if any such investment together with all other assets held by the Fund which are not readily marketable, amounts to more than 15% of its net assets. The Board of Directors monitors the creditworthiness of parties with which the Fund enters into repurchase agreements.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund. The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, cash equivalents or U.S. Treasury bills on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loan justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

    WHEN-ISSUED SECURITIES. The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain cash and high quality marketable debt securities equal in value to commitments for when-issued securities in a segregated account.

    SHORT SALES. The Fund may from time to time make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for an equivalent amount of such securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales.

    STOCK INDEX FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC").


    The Fund's futures and options on futures transactions must constitute bona fide hedging or other risk management purposes pursuant to regulations promulgated by the CFTC. To the extent that the Fund will engage in futures transactions for risk management purposes, the Fund would sell futures short to offset a long position in its securities portfolio. This technique is intended to reduce the Fund's exposure to losses which may result due to general price declines in the securities markets. In addition, the Fund may not engage in such activities generally if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. In instances involving entering into long futures or options contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian of cash and liquid debt securities to collateralize the position and thereby insure that the use of such futures contract is unleveraged. No more than 25% of the Fund's net assets may be deposited in such segregated account.



    There can be no assurance of the Fund's successful use of stock index futures as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

    OPTIONS ON SECURITIES. The Fund may purchase and write listed put and call options on equity and debt securities when deemed appropriate and consistent with the Fund's investment objective. The Fund will engage in option transactions to realize profits through the receipt of premiums, to protect unrealized gains or to avoid realizing losses and to hedge securities positions held by the Fund.

    The Fund will write call options only if they are secured. A call option is "secured" if the Fund (a) owns the securities underlying the call, (b) holds a call at the same exercise price for the same exercise period and on the same securities as the call written, or (c) establishes a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities equal to the fluctuating market value of the optioned securities. The segregated account will be adjusted daily to reflect changes in the market value of the optioned securities.

    The Fund will realize a loss if the amount paid to purchase the call option with respect to the stock is greater than the premium received for writing the option.

    The Fund will write put options only if they are secured. A put option is "secured" if the Fund holds a put at the same exercise price, for the same exercise period and on the same underlying security as the put written, or if the Fund places cash, U.S. Government securities or other high-grade debt securities with a value equal to the exercise price of the put in a segregated account with the Fund's custodian. The segregated account will be adjusted daily to reflect the current value of the put.

    The Fund may enter into "closing purchase transactions" or "closing sale transactions" to terminate its obligations with respect to an option prior to the expiration of the option. As the writer of an option, the Fund may effect a closing purchase transaction by buying an option of the same series and exercise price as the option previously written. As the purchaser of an option, the Fund may liquidate its position by selling the option previously purchased.

    The Fund may realize a profit or loss upon entering into a closing purchase or sale transaction. The Fund will realize a profit if the cost of a closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of a closing purchase transaction exceeds the premium received upon writing the original option. Whether the Fund realizes a profit or loss on a closing sale transaction will depend on whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

    The Fund will not (1) sell listed put or call options to the extent that, immediately after a sale, the aggregate value of the securities underlying the calls or obligations securing the puts would exceed 25% of the Fund's net assets or (2) purchase listed put or call options if, immediately after a purchase, the premiums paid for all the options owned at that time would exceed 10% of the Fund's net assets.

RISK FACTORS

    Investors should be aware of the following:

       - There are risks in all investments, including any stock investment, and in all mutual funds. The Fund's net asset value will fluctuate to reflect the investment performance of the securities held by the Fund.


       - The value a shareholder receives upon redemption may be greater or less than the value of such shares when acquired.


       - The use of investment techniques such as investing in repurchase agreements, lending portfolio securities, purchasing securities on a when-issued basis, short-selling and trading in stock index futures contracts and in options on such contracts involves greater risk than does an investment in a fund that does not engage in these activities.

INVESTMENT RESTRICTIONS


    The Fund has adopted a number of investment restrictions which may not be changed without shareholder approval. These are set forth in the Statement of Additional Information and provide, among other things, that the Fund may not:


    (a) borrow in excess of 10% of the value of its total assets and then only as a temporary measure;

    (b) purchase securities (other than U.S. government securities) if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the outstanding voting securities of any one company; or

    (c) invest 25% or more of the value of the Fund's total assets in securities of issuers in one particular industry.

MANAGEMENT OF THE FUND


    The management and affairs of the Fund are supervised by the Fund's Board of Directors, the members of which were elected by the shareholders. The Fund's officers conduct and supervise the daily business operations of the Fund. The Fund's investment decisions are made by an investment committee of employees of the Adviser.

    THE ADVISER. The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. ("AB&Co."). The Adviser was formed as part of a reorganization of AB&Co., a sole proprietorship formed in 1931 which became a New York corporation in 1946. AB&Co. currently owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser, owns all of the voting stock of AB&Co. Substantially all of the non-voting stock is owned by or for the benefit of members of the Bernhard family. The Adviser currently acts as investment adviser to the other Value Line mutual funds and furnishes investment advisory services to private and institutional accounts with combined assets in excess of $5 billion. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications. The Adviser manages the Fund's investments, provides various administrative services and supervises the Fund's daily business affairs, subject to the authority of the Board of Directors. The Adviser is paid an advisory fee at an annual rate of 0.65% of the Fund's average daily net assets during the year. From time to time, the Adviser may voluntarily assume certain expenses of the Fund and waive its advisory fee. This will have the effect of lowering the overall expense ratio of the Fund. For more information about the Fund's management fees and expenses, see the "Summary of Fund Expenses."



    BROKERAGE. The Fund pays a portion of its total brokerage commissions to Value Line Securities, Inc., a subsidiary of the Adviser, which clears transactions for the Fund through unaffiliated broker-dealers.


CALCULATION OF NET ASSET VALUE


    The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the scheduled close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market.

HOW TO BUY SHARES


    PURCHASE BY CHECK. To buy shares, send a check made payable to "NFDS-Agent" and a completed and signed application form to Value Line Funds, c/o NFDS, P.O. Box 419729, Kansas City, MO 64141-6729. Third party checks will not be accepted for either initial or subsequent investments. For assistance in completing the application and for information on pre-authorized telephone purchases, call Value Line Securities at 1-800-223-0818 during New York business hours. Upon receipt of the completed and signed purchase application and a check, National Financial Data Services, Inc. ("NFDS"), the Fund's shareholder servicing agent, will buy full and fractional shares (to three decimal places) at the net asset value next computed after the funds are received and will confirm the investment to the investor. Subsequent investments may be made by attaching a check to the confirmation's "next payment" stub, by telephone or by federal funds wire. Investors may also buy shares through broker-dealers other than Value Line Securities. Such broker-dealers may charge investors a reasonable service fee. Neither Value Line Securities nor the Fund receives any part of such fees when charged (and which can be avoided by investing directly). If an order to purchase shares is cancelled due to nonpayment or because the purchaser's check does not clear, the purchaser will be responsible for any loss incurred by the Fund or Value Line Securities by reason of such cancellation. If the purchaser is a shareholder, Value Line Securities reserves the right to redeem sufficient shares from the shareholder's account to protect the Fund against loss. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to waive the initial and subsequent investment minimums at any time and may refuse any order for the purchase of shares.


    WIRE PURCHASE--$1,000 MINIMUM. An investor should call 1-800-243-2729 to obtain an account number. After receiving an account number, instruct your commercial bank to wire transfer "federal funds" via the Federal Reserve System as follows:

    State Street Bank and Trust Company, Boston, MA
    ABA # 011000028
    Attn: Mutual Fund Division
    DDA # 99049868
    Value Line Asset Allocation Fund, Inc.
    A/C # ________________________
    Shareholder's name and account information
    Tax ID # ________________________

NOTE: A COMPLETED AND SIGNED APPLICATION MUST BE MAILED IMMEDIATELY AND RECEIVED BY NFDS BEFORE IT CAN HONOR ANY WITHDRAWAL OR EXCHANGE TRANSACTIONS.

    After your account has been opened, you may wire additional investments in the same manner.

    For an initial investment made by federal funds wire purchase, the wire must include a valid social security number or tax identification number. Investors purchasing shares in this manner will then have 30 days after purchase to provide the certification and signed account application. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn on only U.S. banks. Until receipt of the above, any distributions from the account will be subject to withholding at the rate of 31%.


    SUBSEQUENT TELEPHONE PURCHASES--$250 MINIMUM. Upon completion of the telephone purchase authorization section of the account application, shareholders who own Fund shares with a current value of $500 or more may also purchase additional shares in amounts of $250 or more up to twice the value of their shares by calling 1-800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. Such orders will be priced at the closing net asset value on the day received and payment will be due within three business days. If payment is not received within the required time or a purchaser's check does not clear, the order is subject to cancellation and the purchaser will be responsible for any loss incurred by the Fund or Value Line Securities. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions received by telephone. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Shares may not be purchased by telephone for a qualified retirement plan.



DIVIDENDS, DISTRIBUTIONS AND TAXES



    The Fund intends to distribute net investment income quarterly and any net realized capital gains at least annually. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Fund unless the shareholder has requested otherwise.



    The following discussion is intended for general information only. A prospective investor should consult with his or her own tax advisor as to the tax consequences of an investment in the Fund.



    The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any U.S. federal income or excise tax.



    Dividends paid out of the Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income. Because a portion of the Fund's income will consist of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund will be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends may be taxable to individuals and certain other shareholders at the maximum federal 20% or 28% capital gains rates (depending upon the Fund's holding period for the assets giving rise to the capital gains), regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.



    A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December with a record date within such period and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each year the Fund will notify shareholders of the tax status of dividends and distributions paid or declared with respect to the Fund.



    Upon the sale or other disposition of shares of the Fund, including an exchange of shares in the Fund for shares of another Value Line fund, a shareholder may realize a capital gain or loss for federal income tax purposes. Capital gains may be taxable to individuals and certain other shareholders at the maximum federal 20% or 28% capital gains rate (depending upon the shareholder's holding period for the shares).



    The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. The Fund reserves the right to close, by redemption, accounts for which the holder fails to provide a valid social security or taxpayer identification number when required to do so.



    Further information relating to U.S. income tax matters is contained in the Statement of Additional Information. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.


PERFORMANCE INFORMATION

    The Fund may from time to time include information regarding its total return performance in advertisements or in information furnished to existing or prospective shareholders. When information regarding total return is furnished, it will be based upon changes in the Fund's net asset value, and will assume the reinvestment of all capital gains distributions and income dividends. It will take into account nonrecurring charges, if any, which the Fund may incur but will not take into account income taxes due on Fund distributions.

    The table below illustrates the total return performance of the Fund for the period indicated by showing the value of a hypothetical $1,000 investment made at the beginning of the period. The information contained in the table has been computed by applying the Fund's average annual total return to the hypothetical $1,000 investment. The table assumes reinvestment of all capital gains distributions and income dividends, but does not take into account income taxes due on Fund distributions or dividends. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.



                                                                 AVERAGE
                                                                  ANNUAL
                                                               TOTAL RETURN
                                                               ------------
For the year ended March 31, 1998.................  $   1,374      +37.36%
For the period from August 24, 1993 (commencement
 of operations) through March 31, 1998............  $   2,577      +22.85%



    Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. and other industry or financial publications. The Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. From time to time, articles about the Fund regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance, Money Magazine, Financial World, Morningstar, Personal Investors, Forbes, Fortune, Business Week, Wall Street Journal, Investor's Business Daily, Donoghue, The Financial Times, The Economist, Worth, Smart Money, Mutual Fund Forecaster, U.S. News and World Report and Barron's. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.


HOW TO REDEEM SHARES

    Shares of the Fund may be redeemed at any time at their current net asset value next determined after NFDS receives a request in proper form. ALL REQUESTS FOR REDEMPTION SHOULD BE SENT TO NFDS, P.O. BOX 419729, KANSAS CITY, MO 64141-6729. The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. A shareholder holding certificates for shares must surrender the certificates properly endorsed with signature guaranteed. A signature guarantee may be executed by any "eligible" guarantor. Eligible guarantors include domestic banks, savings associations, credit unions, member firms of a national securities exchange, and participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. A guarantee from a Notary Public is not an acceptable source. The signature on any request for redemption of shares not represented by certificates, or on any stock power in lieu thereof, must be similarly guaranteed. In each case the signature or signatures must correspond to the names in which the account is registered. Additional documentation may be required when shares are registered in the name of a corporation, agent or fiduciary. For further information, you should contact NFDS.


    The Fund does not impose a redemption charge, but shares redeemed through brokers or dealers may be subject to a service charge by such firms. A check for the redemption proceeds will be mailed within seven days following receipt of all required documents. However, payment may be postponed under unusual circumstances such as when normal trading is not taking place on the New York Stock Exchange. In addition, shares purchased by check may not be redeemed until the check has cleared which may take up to 15 calendar days from the purchase date.


    If the Board of Directors determines that it is in the best interests of the Fund, the Fund may redeem, upon prior written notice, at net asset value all shareholder accounts which, due to redemptions, fall below $500 in net asset value. In such event, an investor will have 30 days to increase the shares in his account to the minimum level.

SERVICE AND DISTRIBUTION PLAN


    The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor") in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Under the Plan, the Distributor may make payments to securities dealers, banks, financial institutions and other organizations which render distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The Plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.


INVESTOR SERVICES

    VALU-MATIC.-REGISTERED TRADEMARK- The Fund offers a free service to its shareholders, Valu-Matic-Registered Trademark-, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The shareholder authorizes the Fund to debit the shareholder's bank account monthly for the purchase of Fund shares on or about the 3rd or 18th of each month. Further information regarding this service can be obtained from Value Line Securities by calling 1-800-223-0818.

    EXCHANGE OF SHARES. Shares of the Fund may be exchanged for shares of the other Value Line funds in any identically registered account on the basis of the respective net asset values next computed after receipt of the exchange order. No telephone exchanges can be made for less than $1,000. If shares of the Fund are being exchanged for shares of The Value Line Cash Fund, Inc. or The Value Line Tax Exempt Fund--Money Market Portfolio and the shares (including shares in accounts under the control of one investment advisor) have a value in excess of $500,000, then, at the discretion of the Adviser, the shares to be purchased will be purchased at the closing price on the third business day following the redemption of the shares being exchanged to allow the Fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption.

    The exchange privilege may be exercised only if the shares to be acquired may be sold in the investor's State. Prospectuses for the other funds may be obtained from Value Line Securities by calling 1-800-223-0818. Each such exchange involves a redemption and a purchase for tax purposes. Broker-dealers are not prohibited from charging a commission for handling the exchange of Fund shares. To avoid paying such a commission, send the request with signature guaranteed to NFDS. The Fund reserves the right to terminate the exchange privilege of any account making more than eight exchanges a year. (An exchange out of The Value Line Cash Fund, Inc. or The Value Line Tax Exempt Fund--Money Market Portfolio is not counted for this purpose.) The exchange privilege may be modified or terminated upon sixty days' notice to shareholders, and any of the Value Line funds may discontinue offering its shares generally or in any particular state without prior notice. To make an exchange, call 1-800-243-2729. Although it has not been a problem in the past, shareholders should be aware that a telephone exchange may be difficult during periods of major economic or market changes.

    SYSTEMATIC CASH WITHDRAWAL PLAN. A shareholder who has invested a minimum of $5,000 in the Fund, or whose shares have attained that value, may request a transfer of his shares to a Value Line Systematic Cash Withdrawal Account which NFDS will maintain in his name on the Fund's books. Under the Systematic Cash Withdrawal Plan ("the Plan"), the shareholder will request that NFDS, acting as his agent, redeem monthly or quarterly a sufficient number of shares to provide for payment to him, or someone he designates, of any specified dollar amount (minimum $25). All certificated shares must be placed on deposit under the Plan and dividends and capital gains distributions, if any, are automatically reinvested at net asset value. The Plan will automatically terminate when all shares in the account have been redeemed. The shareholder may at any time terminate the Plan, change the amount of the regular payment, or request liquidation of the balance of his account on written notice to NFDS. The Fund may terminate the Plan at any time on written notice to the shareholder.


    QUALIFIED RETIREMENT PLANS. Shares of the Fund may be purchased for various types of retirement plans. For more complete information, contact Value Line Securities, Inc. at 1-800-223-0818 during New York business hours.

ADDITIONAL INFORMATION

    The Fund is an open-end, diversified management investment company incorporated in Maryland in 1993. The Fund has 300 million authorized shares of common stock, $.001 par value. Each share has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors, and, if the Fund were liquidated, would receive the net assets of the Fund.


    INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the cover page of this Prospectus. Inquiries from shareholders regarding their accounts and account balances should be directed to NFDS, servicing agent for State Street Bank and Trust Company, the Fund's transfer agent, at 1-800-243-2729. Shareholders should note they may be required to pay a fee for special requests such as historical transcripts of an account. The Fund's Info-Line (1-800-243-2739) provides the latest account information 24 hours a day, every day, and is available to shareholders with pushbutton phones. The Fund's Annual Report contains a discussion of the Fund's performance and will be made available upon request and without charge.


    SHAREHOLDER MEETINGS. The Fund does not intend to hold routine annual meetings of shareholders. However, special meetings of shareholders will be held as required by law, for purposes such as changing fundamental policies or approving an advisory agreement. Shareholders of record of not less than a majority of the outstanding shares of the Fund may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of the removal of any Director when so requested by the shareholders of record of not less than 10% of the Fund's outstanding shares.


    YEAR 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.



    The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

                         THE VALUE LINE FAMILY OF FUNDS

                  --------------------------------------------

1950--THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--THE VALUE LINE SPECIAL SITUATIONS FUND seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its net assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--VALUE LINE CENTURION FUND* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by The Value Line Convertible Ranking System.

1986--VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high-yielding, low-rated, fixed-income corporate securities.

1987--VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.


1987--VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.


1993--VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.


1993--VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.


1995--VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

----------------
* ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTORS, A TAX DEFERRED VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 E. 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                 (This page has been left blank intentionally.)

INVESTMENT ADVISER
Value Line, Inc.
220 East 42nd Street
New York, NY 10017-5891

DISTRIBUTOR
Value Line Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
c/o NFDS
P.O. Box 419729
Kansas City, MO 64141-6729

CUSTODIAN & TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036


LEGAL COUNSEL
Peter D. Lowenstein, Esq.
Two Greenwich Plaza, Suite 100
Greenwich, CT 06830

                               TABLE OF CONTENTS


                                                  PAGE
                                                  -----
Summary of Fund Expenses.....................           2
Financial Highlights.........................           3
Investment Objective and Policies............           4
Other Investment Strategies..................           6
Risk Factors.................................          10
Investment Restrictions......................          10
Management of the Fund.......................          10
Calculation of Net Asset Value...............          11
How to Buy Shares............................          12
Dividends, Distributions and Taxes...........          13
Performance Information......................          14
How to Redeem Shares.........................          15
Service and Distribution Plan................          16
Investor Services............................          16
Additional Information.......................          18


                   ------------------------------------------
                                   PROSPECTUS
                               -----------------


                                 AUGUST 1, 1998


                                   VALUE LINE
                                     ASSET
                                   ALLOCATION
                                   FUND, INC.

                                 (800) 223-0818

                                     [LOGO]

                     VALUE LINE ASSET ALLOCATION FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729
                               www.valueline.com

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 1, 1998
--------------------------------------------------------------------------------

    This Statement of Additional Information is not a prospectus and must be read in conjunction with the Prospectus of Value Line Asset Allocation Fund, Inc. (the "Fund") dated August 1, 1998, a copy of which may be obtained without charge by writing or telephoning the Fund. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

                                 --------------

                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                       ---------
Investment Objective and Policies....................................................       B-2
Other Investment Strategies..........................................................       B-2
Investment Restrictions..............................................................       B-5
Directors and Officers...............................................................       B-7
The Adviser..........................................................................       B-8
Brokerage Arrangements...............................................................       B-10
How to Buy Shares....................................................................       B-11
How to Redeem Shares.................................................................       B-12
Service and Distribution Plan........................................................       B-12
Taxes................................................................................       B-13
Performance Data.....................................................................       B-16
Additional Information...............................................................       B-16
Financial Statements.................................................................       B-17

                       INVESTMENT OBJECTIVE AND POLICIES
    (SEE ALSO "INVESTMENT OBJECTIVE AND POLICIES" IN THE FUND'S PROSPECTUS)

    The Fund will not concentrate its investments in any particular industry but reserves the right to invest up to 25% of its total assets (taken at market value) in any one industry. The Fund does not invest for the purposes of management or control of companies whose securities the Fund owns. The Fund intends to limit its annual portfolio turnover so that realized short-term gains on securities held for less than three months are less than 30% of the Fund's gross income so that the Fund will meet one of the tests for qualification as a regulated investment company under the Internal Revenue Code.

    The policies set forth in the Fund's Prospectus and in this Statement of Additional Information and the policies set forth below under "Investment Restrictions" are, unless otherwise indicated, fundamental policies of the Fund and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                          OTHER INVESTMENT STRATEGIES
    (SEE ALSO "INVESTMENT OBJECTIVES AND POLICIES" IN THE FUND'S PROSPECTUS)

    The Fund may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC"). These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of portfolio securities the Fund owns or intends to purchase.

    For example, should the Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indexes thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indexes thereby locking in a price. The implementation of these strategies by the Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

    A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Fund's successful use of stock index futures as a hedging device.

    The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Fund realizes a gain, and if the offsetting short price is less than the long price, the Fund realizes a loss.

    No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."

    The Fund may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Fund does change and is reflected in the net asset value of the Fund. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

    Successful use of stock index futures by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. If the Adviser's judgment about the several directions of the market is wrong, the Fund's overall performance may be worse than if no such contracts had been entered into. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

    Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless its investment adviser is satisfied with the development, depth and liquidity of the market and the investment adviser believes the options can be closed out.

    Options and futures contracts entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. However, the Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.

    RESTRICTED SECURITIES. On occasion, the Fund may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities (other than in a Rule 144A transaction) would exceed 5% of the market value of its net assets or if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its net assets. It is management's policy to permit the occasional acquisition of restricted securities only if (except in the case of short-term, non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's investment objective of capital appreciation without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale. The Fund has no present intention to purchase such securities during the coming year.

                            INVESTMENT RESTRICTIONS

    The Fund may not:

         (1) Engage in arbitrage transactions, short sales except as set forth in the Prospectus, purchases on margin or participate on a joint or joint and several basis in any trading account in securities, except in connection with the purchase or sale of futures transactions and to deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

         (2) Issue senior securities or borrow money in excess of 10% of the value of its net assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

         (3) Engage in the underwriting of securities, except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

         (4) Invest in real estate, mortgages, illiquid securities of real estate investment trusts, real estate limited partnerships or interests in oil, gas or mineral leases although the Fund may purchase securities of issuers which engage in real estate operations.

         (5) Invest in commodities or commodity contracts, except that the Fund may invest in futures contracts and financial futures contracts and options on futures contracts and financial futures contracts.

         (6) Lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days, over-the-counter options held by the Fund and the portion of the assets used to cover such options when taken together with other securities that are illiquid or restricted by virtue of the absence of a readily available market do not exceed 15% of the Fund's net assets. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund.

         (7) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         (8) Purchase securities of other registered investment companies, except in mergers or other business combinations.

         (9) Invest 25% or more of its total assets in securities of issuers in any one industry.

        (10) Invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. The restriction does not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        (11) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of Value Line, Inc. (the "Adviser"), who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

        (12) Invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

        (13) Purchase securities for the purpose of exercising control over another company.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

                             DIRECTORS AND OFFICERS

 NAME, ADDRESS AND AGE              POSITION WITH FUND       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ---------------------  ----------------------------------------------
*Jean Bernhard Buttner              Chairman of the Board  Chairman, President and Chief Executive
 Age 63                             of Directors and       Officer of the Adviser and Value Line Pub-
                                    President              lishing, Inc. Chairman and President of the
                                                           Value Line Funds and Value Line Securities,
                                                           Inc.
 Francis C. Oakley                  Director               Professor of History, Williams College, 1961
 936 Main Street                                           to present and President Emeritus since 1994;
 Williamstown, MA 01267                                    President of Williams College, 1985-1993;
 Age 66                                                    Director, Berkshire Life Insurance Company.
 Marion N. Ruth                     Director               Real Estate Executive; President, Ruth Realty
 5 Outrider Road                                           (real estate broker).
 Rolling Hills, CA 90274
 Age 63
 Frances T. Newton                  Director               Computer Programming Professional, Duke Power
 4921 Buckingham Drive                                     Company.
 Charlotte, NC 28209
 Age 57
 Stephen Grant                      Vice President         Portfolio Manager with the Adviser since 1990.
 Age 44
 Bruce Alston                       Vice President         Portfolio Manager with the Adviser since 1997;
 Age 52                                                    Portfolio Manager with Dreyfus Management,
                                                           Inc. 1994-1996, and Prudential Capital Markets
                                                           Group, 1981-1994.
 David T. Henigson                  Vice President,        Director, Vice President and Compliance
 Age 40                             Secretary and          Officer of the Adviser. Director and Vice
                                    Treasurer              President of the Distributor.

--------------
* "Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").
Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

    Directors and certain officers of the Fund are also directors and officers of other investment companies for which the Adviser acts as investment adviser. The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the three other Value Line Funds of which each of the Directors was a director during the fiscal year ended March 31, 1998. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.

                               COMPENSATION TABLE
                        FISCAL YEAR ENDED MARCH 31, 1998

                                                                                                   TOTAL
                                                                  PENSION OR       ESTIMATED    COMPENSATION
                                                                  RETIREMENT        ANNUAL       FROM FUND
                                                AGGREGATE          BENEFITS        BENEFITS       AND FUND
                                               COMPENSATION    ACCRUED AS PART       UPON         COMPLEX
NAME OF PERSON                                  FROM FUND      OF FUND EXPENSES   RETIREMENT     (4) FUNDS
--------------------------------------------  --------------  ------------------  -----------  --------------
Jean B. Buttner.............................    $      -0-           N/A              N/A        $      -0-
Francis C. Oakley...........................         5,834           N/A              N/A            20,000
Marion N. Ruth..............................         5,834           N/A              N/A            20,000
Frances T. Newton...........................         5,834           N/A              N/A            20,000

    As of March 31, 1998, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than the Adviser and affiliated companies which owned 3,258,323 shares of the Fund's capital stock or 43.0% of the outstanding shares, National Financial Services Co., 200 Liberty Street, New York, NY 10281, which owned 924,779 shares or 12.2% and Donaldson Lufkin & Jenrette Securities Corp., PO Box 2052, Jersey City, NJ 07303, which owned 484,346 or 6.4%. In addition, First Union National Bank, as Trustee of the Value Line, Inc. Profit Sharing and Savings Plan, owned 345,177 shares or 4.6% and Jean B. Buttner, Chairman of the Board of Directors and President, owned 331,123 shares or 4.4%. In addition, other officers and directors of the Fund owned 17,643 shares of capital stock, representing less than 1% of the outstanding shares.

                                  THE ADVISER
          (SEE ALSO "MANAGEMENT OF THE FUND" IN THE FUND'S PROSPECTUS)

    The investment advisory agreement between the Fund and the Adviser dated July 8, 1993 provides for an advisory fee at an annual rate of 0.65% of the Fund's average daily net assets during the year. During the fiscal years ended March 31, 1996, 1997 and 1998, the Fund paid or accrued to the Adviser advisory fees of $268,707, $437,635 and $630,175, respectively.

    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal, audit and Fund accounting expenses and fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only for so long as Value Line, Inc. serves as investment adviser to the Fund.

    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment advisory services to private and institutional accounts with combined assets in excess of $5 billion.

    Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

    The Fund does not purchase or sell a security based solely on information contained in any of the Value Line publications. The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Adviser has imposed rules upon itself and such persons requiring monthly reports of security transactions for their respective accounts and restricting trading in various types of securities in order to avoid possible conflicts of interest. The Adviser may from time to time, directly or through affiliates, enter into agreements to furnish for compensation special research or financial services to companies, including services in connection with acquisitions, mergers or financings. In the event that such agreements are in effect with respect to issuers of securities held in the portfolio of the Fund, specific reference to such agreements will be made in the "Schedule of Investments" in shareholder reports of the Fund. As of the date of this Statement of Additional Information, no such agreements exist.

                             BROKERAGE ARRANGEMENTS
          (SEE ALSO "MANAGEMENT OF THE FUND" IN THE FUND'S PROSPECTUS)

    Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained. The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such services may include but are not limited to information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; and appraisals or evaluations of portfolio securities. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During the fiscal years ended March 31, 1996, 1997 and 1998, the Fund paid brokerage commissions of $98,896, $124,939 and $179,410, respectively, of which $65,781 (67%), $71,591 (57%) and $97,238 (54%), respectively, was paid to Value Line Securities, Inc., the Fund's distributor and a subsidiary of the Adviser. Value Line Securities, Inc. clears transactions for the Fund through unaffiliated broker-dealers.

    The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to Value Line Securities, Inc. or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. During the fiscal year ended March 31, 1998, $157,938 (88%) of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining best prices and executions; the balance, or $21,472 (12%), went to brokers or dealers who provided information or services to the Adviser and, therefore, indirectly to the Fund and to shareholders of the Value Line funds. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. These services and information were furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible and at the best obtainable price. The Fund is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.

    PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case.

                               HOW TO BUY SHARES
 (SEE ALSO "CALCULATION OF NET ASSET VALUE," "HOW TO BUY SHARES," "SERVICE AND
      DISTRIBUTION PLAN" AND "INVESTOR SERVICES" IN THE FUND'S PROSPECTUS)

    Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases, such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

    The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor, a wholly-owned subsidiary of the Adviser, receives no compensation for its services under the agreement. However, see "Service and Distribution Plan" for certain payments to the Distributor. The Distributor also serves as distributor to the other Value Line Funds.

    The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its authorized designee accepts the order, in which event customer orders will be priced at the Fund's net asset value next computed after they are accepted by the authorized broker or the broker's authorized designee.

    AUTOMATIC PURCHASES. The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

    RETIREMENT PLANS. Shares of the Fund may be purchased as the investment medium for various retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Value Line Securities at 1-800-223-0818 during New York business hours.

                              HOW TO REDEEM SHARES
     (SEE ALSO "HOW TO REDEEM SHARES" AND "INVESTOR SERVICES" IN THE FUND'S
                                  PROSPECTUS)

    The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or
(b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets;
(3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

    The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

    It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

                         SERVICE AND DISTRIBUTION PLAN
      (SEE ALSO "SERVICE AND DISTRIBUTION PLAN" IN THE FUND'S PROSPECTUS)

    The Service and Distribution Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, provides for the payment of certain expenses incurred by Value Line Securities, Inc.

in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. During the fiscal years ended March 31, 1996, 1997 and 1998, fees of $103,055, $168,321 and $242,375, respectively, were paid or payable to the Distributor under the Plan.

                                     TAXES
      (SEE "DIVIDENDS, DISTRIBUTIONS AND TAXES" IN THE FUND'S PROSPECTUS)

    Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

    FUND STATUS. The Fund intends to qualify and elect to be treated each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments from certain securities loans, and gains from the sale of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) from investing in stock, securities or currencies; and (ii) hold as of the close of each quarter, at least 50% of its assets in certain investment assets, such as cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited as to any issuer to not more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and hold not more than 25% of the value of the Fund's assets in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies).

    FUND DISTRIBUTIONS. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company income -- dividends, interest and net short-term capital gains in excess of net long-term capital losses -- for the taxable year is distributed. The Fund intends to distribute substantially all of its investment company income and net capital gains to shareholders for federal income tax purposes although such distributions will be automatically reinvested in additional shares of the Fund unless the shareholder has requested otherwise.

    Amounts not timely distributed by the Fund are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during a calendar year at least 98% of its ordinary income, 98% of its capital gains in excess of capital losses for the one year period ended October 31 of such year, and all ordinary income and capital gains for previous years that were not distributed in earlier years. The Fund will satisfy the annual distribution requirement if it distributes the required amount on or before December 31 of such year or if the distribution is declared in October, November or December of such year with a record date within such period and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

    Options, futures contracts and short sales entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions.

    Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or reinvested. Dividends paid to a corporate shareholder may qualify for the dividends-received deduction, to the extent such dividends are attributable to dividends received from a U.S. corporation. It is expected that dividends from U.S. corporations will constitute most of the Fund's gross income and that a substantial portion of the dividends paid by the Fund will qualify for the dividends-received deduction for corporate shareholders of the Fund. Upon request, the Fund will advise Fund shareholders of the amount of dividends which qualify for the dividends-received deduction.

    Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends may be taxable to individuals and certain other shareholders at the maximum federal 20% or 28% capital gains rates (depending upon the Fund's holding period for the assets giving rise to the capital gains), regardless of how long the shareholder has held the Fund's shares. The maximum 20% capital gains rate generally applies to gains from the sale of assets held for more than 18 months; the maximum 28% capital gains rate generally applies to gains from the sale of assets held for more than one year but not more than 18 months. Capital gain from the sale of assets held for one year or less will generally be taxed as ordinary income.

    Investors purchasing Fund shares prior to a distribution should be aware of the tax consequences of purchasing such Fund shares. The purchase price paid for such shares may reflect the amount of the forthcoming distribution. Although distributions from the Fund shortly after the purchase of Fund shares may be viewed in substance as a return of capital, nevertheless, such a distribution will be attributed to the dividend or capital gain income of the Fund and, therefore, be taxable to the shareholder.

    REDEMPTION, SALE OR EXCHANGE OF FUND SHARES. Upon a redemption or sale of shares of the Fund, a shareholder may realize a gain or loss for federal income tax purposes depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Capital gains may be taxable to individuals and certain other shareholders at the maximum federal 20% or 28% capital gains rate (depending upon the shareholder's holding period for the shares). Any loss realized on a redemption or sale of Fund shares will be disallowed to the extent the Fund shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the Fund shares are disposed of. In such a case, the basis of the Fund shares acquired will be adjusted to reflect the disallowed loss. If a shareholder held Fund shares for six months or less and during that period received a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such Fund shares during such six-month period would be a long-term loss to the extent of such distribution.

    An exchange of shares in the Fund for shares of another Value Line fund will be treated as a taxable sale of the exchanged Fund shares. Accordingly, a shareholder may recognize a gain or loss for federal income tax purposes depending upon his or her basis in the Fund shares exchanged. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Capital gains may be taxable to individuals and certain other shareholders at the maximum federal 20% or 28% capital gains rate (depending upon the shareholder's holding period for the shares). The shareholder will have a tax basis in the newly-acquired Fund shares equal to the amount invested and will begin a new holding period for federal income tax purposes.

    If a shareholder exchanges shares in the Fund for shares in another Value Line fund pursuant to a reinvestment right, the sales charge incurred in the purchase of the Fund shares exchanged may not be added to tax basis in determining gain or loss for federal income tax purposes. Instead, the sales charge for the exchanged Fund shares shall be added to basis for purposes of determining gain or loss on the disposition of the newly-acquired Fund shares, if such newly-acquired Fund shares are not disposed of in a similar exchange transaction.

    REPORTING AND BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service ("IRS") all distributions and gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make certain certifications or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax. If the backup withholding provisions are applicable to a shareholder, distributions and gross proceeds payable to such shareholder will be reduced by the amounts required to be withheld, regardless of whether such distributions are paid or reinvested.

                                PERFORMANCE DATA

    From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual total return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate annual total return information over different periods of time.

    The Fund's average annual total return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                 P(1+T)(n)=ERV

Where:     P          =          a hypothetical initial purchase order of $1,000
           T          =          average annual total return
           n          =          number of years
           ERV        =          ending redeemable value of the hypothetical $1,000 purchase at the end of the period.

                             ADDITIONAL INFORMATION

EXPERTS

    The financial statements of the Fund and the financial highlights included in the Fund's Annual Report to Shareholders and incorporated by reference in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

CUSTODIAN

    The Fund employs State Street Bank and Trust Company, Boston, MA as custodian for the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

                              FINANCIAL STATEMENTS

    The Fund's financial statements and financial highlights appearing in the 1998 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

    The Fund's 1998 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                  (This page has been left blank intentially.)

                     VALUE LINE ASSET ALLOCATION FUND, INC.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.


      Financial Statements
 a.   Included in Part A of this Registration Statement

        Financial Information
          Financial Highlights for the period from August 24, 1993
            (commencement of operations) through March 31, 1994 and for the four years in the period ended March 31, 1998

      Included in Part B of this Registration Statement:*
        Schedule of Investments at March 31, 1998
        Statement of Assets and Liabilities at March 31, 1998
        Statement of Operations for the year ended March 31, 1998
        Statements of Changes in Net Assets for the years ended March 31, 1997 and 1998.
        Notes to Financial Statements
        Report of Independent Accountants
      Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.


------------------------

* Incorporated by reference from the Annual Report to Shareholders for the period ended March 31, 1998.


    b.  Exhibits

        16.  Calculation of Performance Data--Exhibit 1

ITEM 25.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH REGISTRANT.
    None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

    As of March 31, 1998, there were 2,499 record holders of the Registrant's Capital Stock ($.001 par value).


ITEM 27  INDEMNIFICATION.
    Incorporation by Reference from initial Registration Statement (filed on May 8, 1993).

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.
    Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 29.


                                        POSITION WITH
            NAME                         THE ADVISER                            OTHER EMPLOYMENT
----------------------------  ----------------------------------  ---------------------------------------------
Jean Bernhard Buttner         Chairman of the Board, President    Chairman of the Board and Chief Executive
                              and Chief Executive Officer         Officer of Arnold Bernhard & Co., Inc., 220
                                                                  East 42nd Street, New York, NY 10017;
                                                                  Chairman of each of the Value Line Funds and
                                                                  the Distributor
Samuel Eisenstadt             Senior Vice President and Director  -----------------------------------
David T. Henigson             Vice President, Treasurer and       Vice President and a Director of Arnold
                              Director                            Bernhard & Co., Inc. and the Distributor
Howard A. Brecher             Vice President, Secretary and       Vice President, Secretary, Treasurer and a
                              Director                            Director of Arnold Bernhard & Co., Inc.
Harold Bernard, Jr.           Director                            Retired Administrative Law Judge
William S. Kanaga             Director                            Retired Chairman of Arthur Young (now Ernst &
                                                                  Young)
W. Scott Thomas               Director                            Partner, Brobeck, Phleger & Harrison,
                                                                  attorneys, One Market Plaza, San Francisco,
                                                                  CA 94105
Linda S. Wilson               Director                            President, Radcliffe College, 10 Garden
                                                                  Street, Cambridge, MA 02138


ITEM 29.  PRINCIPAL UNDERWRITERS.


    (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds: The Value Line Fund, Inc.; The Value Line Income Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Small-Cap Growth Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.

    (b)

                                           (2)
                                       POSITION AND                          (3)
           (1)                           OFFICES                         POSITION AND
    NAME AND PRINCIPAL               WITH VALUE LINE                     OFFICES WITH
     BUSINESS ADDRESS                SECURITIES, INC.                     REGISTRANT
--------------------------    ------------------------------    ------------------------------

Jean Bernhard Buttner         Chairman of the Board             Chairman of the Board and
                                                                President
David T. Henigson             Vice President, Secretary,        Vice President, Secretary and
                              Treasurer and Director            Treasurer
Stephen LaRosa                Asst. Vice President              Asst. Treasurer

    The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

    (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

    Value Line, Inc.
    220 East 42nd Street
    New York, NY 10017
    For records pursuant to:
    Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
    Rule 31a-1(f)

    State Street Bank and Trust Company
    c/o NFDS
    P.O. Box 419729
    Kansas City, MO 64141
    For records pursuant to Rule 31a-1(b)(2)(iv)

    State Street Bank and Trust Company
    225 Franklin Street
    Boston, MA 02110
    For all other records

ITEM 31.  MANAGEMENT SERVICES.

    None.

ITEM 32.  UNDERTAKINGS.

    Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                            ------------------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 6 to the registration statement on Form N-1A (the "Registration Statement"), of our report dated May 15, 1998, relating to the financial statements and financial highlights appearing in the March 31, 1998 Annual Report to Shareholders of Value Line Asset Allocation Fund, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Additional Information" and "Financial Statements" in the Statement of Additional Information.



PricewaterhouseCoopers LLP


1177 Avenue of the Americas
New York, New York
July 22, 1998

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, the 22nd day of July, 1998.


                                        VALUE LINE ASSET ALLOCATION FUND, INC.

                                        By ________/s/_DAVID T. HENIGSON________
                                                     David Henigson
                                                     Vice President

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


               SIGNATURES                                   TITLE                          DATE
----------------------------------------   ----------------------------------------   ---------------

           * JEAN B. BUTTNER               Chairman and Director; President;           July 22, 1998
----------------------------------------     Principal Executive Officer
            Jean B. Buttner

          * FRANCIS C. OAKLEY              Director                                    July 22, 1998
----------------------------------------
           Francis C. Oakley

            * MARION N. RUTH               Director                                    July 22, 1998
----------------------------------------
             Marion N. Ruth

          * FRANCES T. NEWTON              Director                                   July 22, 1998
----------------------------------------
           Frances T. Newton

         /s/ DAVID T. HENIGSON             Treasurer; Principal Financial              July 22, 1998
----------------------------------------     and Accounting Officer
           David T. Henigson

         /s/ DAVID T. HENIGSON
 -------------------------------------
*By
  David T. Henigson, Attorney-in-fact